Exhibit 10.102

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 28

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 28 (SA-28) To PURCHASE AGREEMENT NO. 03735, entered into as of November _4__, 2022 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing and Customer agree that Customer may substitute the purchase of Boeing model 737-10 aircraft in place of any Firm Aircraft.

WHEREAS, Boeing and Customer agree to revise Letter Agreement No. AAL-PA-03735-LA-1106652R1 entitled “[****]”, including Attachments A(R1) and B(R1) to reflect [****].

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

PA 03735 SA-28
BOEING PROPRIETARY

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-27 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-28 in the footer to reflect changes made to the Purchase Agreement by this SA-28. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2. Letter Agreements.
2.1    New Letter Agreement No. AAL-PA-3735-LA-2204032, (attached hereto) entitled “[****]” inclusive of Attachment A ([****]) and referencing SA-28 in the footer is hereby incorporated into the Purchase Agreement.
2.2    Letter Agreement No. AAL-PA-0375-LA-1106652R1 (including Attachment A(R1) and Attachment B(R1)) entitled “[****]” is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-0375-LA-1106652R2 (including Attachment A(R2) and Attachment B(R2) (attached hereto) entitled “[****]” ([****]) referencing SA-28 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

3.Miscellaneous.
3.1     The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, [****], and the [****]. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
3.2     References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA-1106652R1	Letter Agreement No. AAL-PA-03735-LA-1106652R2

PA 03735    SA-28

BOEING PROPRIETARY

AGREED AND ACCEPTED this

November 4, 2022
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735    SA-28

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2 1-3R6 1-4R6	Aircraft Information Table Revised Delivery Aircraft Information Table [****]Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19 27
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	[****]	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R6	[****]	22
LA-1106651R10	[****]	27
LA-1106652R2	[****]	28
LA-1106654	AGTA Terms Revisions for MAX
PA-03735    TABLE OF CONTENTS, Page 1 of 2    SA-28
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	Most Favored Customer – 737 MAX	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R3	[****]	21
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*		4
LA-1106677	Optional Features Comfort Letter
LA-1600073	Non-ETOPS Bundled Optional Features Credit Memorandum	4
LA-1600852	[****]	5
LA-1603773	[****]	5
LA-1605402R1	[****]	23
LA-1700919	[****]	7
LA-1801206	[****]	8
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
LA-2204032	[****]	28

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735    TABLE OF CONTENTS, Page 2 of 2    SA-28
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106652R2

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer may [****] the purchase of either [****] (Eligible Models) in place of any Firm Aircraft, as defined in article 1 below, subject to the following terms and conditions:

1.Definitions.

[****], for purposes of this Letter Agreement, means the Boeing model 737-8 aircraft identified on Table 1R12, 1-2, 1-3R6, and 1-4R6 to the Purchase Agreement (as may be amended from time to time) [****].

[****] means [****].

[****] means [****].
2.Customer’s [****].
Customer shall [****] ([****]) of its [****] ([****]) with the [****]:
(i)[****] or;
(ii)[****].
Such [****].
3.Boeing’s [****].
3.1Customer’s [****].
3.2If Boeing [****].
AAL-PA-03735-LA-1106652R2    SA-28
[****]    Page 1 of 5
BOEING PROPRIETARY

3.3All of Boeing’s [****].
4.[****].
The [****].
5.[****].
Boeing and Customer will [****] into the Purchase Agreement. Boeing and Customer will [****] in accordance with Section 3.2, above. Upon the [****] pursuant to this Section 5, the [****] for purposes of this Letter Agreement and an “[****]” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.
6.[****].
6.1The [****] are set forth in Attachment A(R2) and Attachment B(R2), respectively, hereto. The [****] in accordance with the provisions of Supplemental Exhibit AE1. The [****] in accordance with the provisions of Supplemental Exhibit AE1. Attachment A(R2) and Attachment B(R2) [****], however and for the avoidance of doubt, if [****], Customer [****] pursuant to the terms and conditions of this Letter Agreement, [****] on Attachment A(R2) or Attachment B(R2).
6.2Any [****] (the [****]) will be [****]. [****]. If [****], then [****].
6.3At the [****], Boeing will [****] pursuant to and in accordance with Letter Agreement AAL-PA-03735-LA-1106648R1 entitled “[****]”, as it may be subsequently amended.

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
8.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106652R2    SA-28
[****]    Page 2 of 5
BOEING PROPRIETARY

(Intentionally Left Blank)

AAL-PA-03735-LA-1106652R2    SA-28
[****]    Page 3 of 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 4, 2022

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Treasurer

AAL-PA-03735-LA-1106652R2    SA-28
[****]    Page 4 of 5
BOEING PROPRIETARY

Attachment A(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-7	[****] pounds	**Detail Specification:**	[****]	
Engine Model/Thrust:	CFMLEAP-1B21	[****]	**Airframe Price Base Year/Escalation Formula:**	[****]	[****]
Airframe Price:		$[****]	**Engine Price Base Year/Escalation Formula:**		
Optional Features:		$[****]			
Sub-Total of Airframe and Features:		$[****]	**Airframe Escalation Data:**		
Engine Price (Per Aircraft):		$[****]	**Base Year Index (ECI):**	[****]	
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	**Base Year Index (CPI):**	[****]	
Buyer Furnished Equipment (BFE) Estimate:		$[****]			
//Seller Purchased Equipment (SPE)/In-Flight Ent		$[****]			
LIFT Seats Provided by Boeing (Estimate):		$[****]			
Deposit per Aircraft:		$[****]			

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120432-1F.txt
Boeing Proprietary
SA-28
Page 1

Attachment A(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):			
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120432-1F.txt
Boeing Proprietary
SA-28
Page 2

Attachment A(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120432-1F.txt

Boeing Proprietary

SA-28
Page 3

Attachment A(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):			
Delivery	Number of	Factor	Orig Scheduled	Nominal	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Deliv Date	Delivery	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120432-1F.txt
Boeing Proprietary
SA-28
Page 4

Attachment A(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	63								

AAL-PA-03735 120432-1F.txt

Boeing Proprietary

SA-28
Page 5

Attachment B(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	[****]	**Detail Specification:**		[****]	
Engine Model/Thrust:	CFMLEAP-1B27	[****]	**Airframe Price Base Year/Escalation Formula:**		[****]	[****]
Airframe Price:		$[****]	**Engine Price Base Year/Escalation Formula:**			
Optional Features:		$[****]				
Sub-Total of Airframe and Features:		$[****]	**Airframe Escalation Data:**			
Engine Price (Per Aircraft):		$[****]	**Base Year Index (ECI):**		[****]	
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	**Base Year Index (CPI):**		[****]	
Buyer Furnished Equipment (BFE) Estimate:		$[****]				
//Seller Purchased Equipment (SPE)/In-Flight Ent		$[****]		$[***]		
LIFT Seats Provided by Boeing (Estimate):		$[****]				
Deposit per Aircraft:		$[****]				

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120431-1F.txt
Boeing Proprietary
SA-28
Page 1

Attachment B(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120431-1F.txt
Boeing Proprietary
SA-28
Page 2

Attachment B(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120431-1F.txt

Boeing Proprietary

SA-28
Page 3

Attachment B(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 120431-1F.txt
Boeing Proprietary
SA-28
Page 4

Attachment B(R2) to
Letter Agreement No. AAL-PA-03735-LA-1106652R2
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2026	2	[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	63								

AAL-PA-03735 120431-1F.txt

Boeing Proprietary

SA-28
Page 5

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-2204032

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Customer may [****] the purchase of [****] aircraft in place of any Firm Aircraft, as defined in Section 1 below, subject to the following terms and conditions:
1.Definitions.

[****], for purposes of this Letter Agreement, means the Boeing model 737-8 aircraft identified on Table 1R12, 1-2, 1-3R6, and 1-4R5 to the Purchase Agreement (as may be amended from time to time) [****].

[****], for purposes of this Letter Agreement, means [****].

[****], for purposes of this Letter Agreement, means [****].

2.Customer’s [****].
Customer shall [****] ([****]) of its [****] ([****]) with the [****],

(i)[****], or;
(ii)[****].
Such [****].
3.[****].
3.1Customer’s [****].
3.2If Boeing [****].
3.3    All of Boeing’s [****].
4.[****].
AAL-PA-03735-LA-2204032    SA-28
[****]     Page 1 of 5
BOEING PROPRIETARY

Boeing and Customer will [****] into the Purchase Agreement. Boeing and Customer will [****] in accordance with Section 3.2 above. Upon the [****] pursuant to this Section 4, the [****] for purposes of this Letter Agreement and an “[****]” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.
5.[****].
5.1The [****] is set forth in Attachment A of this Letter Agreement. The [****] in accordance with the provisions of Supplemental Exhibit AE1 to the Purchase Agreement. The [****] in accordance with the provisions of Supplemental Exhibit AE1.  [****].
5.2Any [****] (the [****]) will [****]. [****]. If [****], then [****].
5.3At the [****], Boeing will [****]:
5.3.1[****].
5.3.1.1[****].
5.3.1.2[****].
5.3.1.3    [****].
5.3.2[****].
5.3.2.1[****]. [****].
5.3.2.2[****]. Except as otherwise noted in Section 5.3.1.2 above, [****].
5.3.3Other Terms.
5.3.3.1[****].
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

AAL-PA-03735-LA-2204032    SA-28
[****]     Page 2 of 5
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 4, 2022

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Title:	VP, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2204032    SA-28
[****]     Page 3 of 5
BOEING PROPRIETARY

Attachment A to
Letter Agreement No. AAL-PA-03735-LA-2204032
[****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****]	**Detail Specification:**	[****]	
Engine Model/Thrust:	CFMLEAP-1B27	[****]	**Airframe Price Base Year/Escalation Formula:**	[****]	[****]
Airframe Price:		$[****]	**Engine Price Base Year/Escalation Formula:**		
Optional Features:		$[****]			
Sub-Total of Airframe and Features:		$[****]	**Airframe Escalation Data:**		
Engine Price (Per Aircraft):		$[****]	**Base Year Index (ECI):**	[****]	
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	**Base Year Index (CPI):**	[****]	
Buyer Furnished Equipment (BFE) Estimate:		$[****]			
Seller Purchased Equipment (SPE) Estimate:		$[****]			
LIFT Seats Provided by Boeing (Estimate):		$[****]			
Deposit per Aircraft:		$[****]			

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 117687-1F.txt Boeing Proprietary Page 1

Attachment A to
Letter Agreement No. AAL-PA-03735-LA-2204032
[****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 117687-1F.txt **Boeing Proprietary** Page 2

Attachment A to
Letter Agreement No. AAL-PA-03735-LA-2204032
[****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 117687-1F.txt **Boeing Proprietary** Page 3

Attachment A to
Letter Agreement No. AAL-PA-03735-LA-2204032
[****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):			
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 117687-1F.txt Boeing Proprietary Page 4

Attachment A to
Letter Agreement No. AAL-PA-03735-LA-2204032
[****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Orig Scheduled Deliv Date	Nominal Delivery	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2026	2	[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	63								

AAL-PA-03735 117687-1F.txt Boeing Proprietary Page 5